UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANANGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

(Address of principal executive offices)

Thomas D. Tays

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: July 31, 2006

Date of reporting period: July 31, 2006

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Table of Contents

Shareholder Letter	2

Management's Discussion and Analysis	3

Fund Performance and Supplementary Information	5

Schedule of Investments	13

Statement of Assets and Liabilities	19

Statement of Operations	21

Statements of Changes in Net Assets	22

Notes to Financial Statements	23

Financial Highlights	31

Report of Independent Registered Public Accounting Firm	33

Fund Information	34

Director Approval of Advisory Agreements	35

Directors and Officers	38

DAVIS NEW YORK VENTURE FUND

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of the Davis New York Venture Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our annual and semi-annual reports, we include all of the required quantitative information, such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Quarterly Review. In this Review, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Quarterly Review either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

Sincerely,

Christopher C. Davis

President

September 1, 2006

DAVIS NEW YORK VENTURE FUND

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis

Market Environment

During the year ended July 31, 2006, the stock market, as measured by the Standard & Poor’s 500® Index1, increased by 5.38%. U.S. economic activity, as measured by the gross domestic product (“GDP”), increased between 1.8% and 5.6% over the last four calendar quarters ended June 30, 2006. Interest rates, as measured by the 10-year Treasury bond, began August 2005 at about 4.2%, slowly increased, and ended July 2006 at about 5.0%.

Performance Overview

Davis New York Venture Fund’s Class A shares delivered a total return on net asset value of 10.15% for the year ended July 31, 20062. Over the same time period, the Standard & Poor’s 500® Index1 returned 5.38%. The Fund’s investment strategy is to use the Davis Investment Discipline to invest the majority of its assets in equity securities issued by large companies with market capitalizations of at least $10 billion.

Diversified financial companies represented the Fund’s largest sector holdings and this sector significantly out-performed the Index. As a result, diversified financial companies made the largest contribution3 to the Fund’s performance. JPMorgan Chase4, American Express, and Julius Baer were among the top contributors to performance.

Insurance companies represented the Fund’s second largest sector holdings and these companies contributed to performance. Loews was among the top contributors to performance.

Energy, consumer staple, and banking companies also made important contributions to performance. Two energy companies, Occidental Petroleum and ConocoPhillips, two consumer staple companies, Altria and Costco Wholesale, and two banking companies, Wells Fargo and Golden West Financial, were among the top contributors to performance. Hershey Foods, a consumer staples company was among the top detractors from performance.

Information technology, industrial, and material companies were the most important detractors from performance. Three information technology companies, Dell, Lexmark International, and Microsoft, one industrial company, Tyco International, and one materials company, Sealed Air, were among the top detractors from performance. The Fund no longer owns Lexmark International.

Other individual companies detracting from performance included H&R Block, a consumer services company, AutoZone, a retailing company, Gannett, a media company, and Sprint Nextel, a telecommunication services company. The Fund no longer owns AutoZone.

The Fund had approximately 11% of its assets invested in foreign companies at July 31, 2006. As a group, the foreign companies owned by the Fund out-performed the S&P 500® Index during the year.

DAVIS NEW YORK VENTURE FUND

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis – Continued

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis New York Venture Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Davis New York Venture Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in the Davis New York Venture Fund are: (1) market risk, (2) company risk, (3) financial services risk, (4) foreign country risk, (5) headline risk, and (6) selection risk. See the prospectus for a full description of each risk.

1          The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

2          Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than when purchased. Below are the average annual total returns for the periods ended July 31, 2006.

				Fund Inception
	1-Year	5-Year	10-Year	(02/17/69)
Davis New York Venture A –
without a sales charge	10.15%	6.83%	11.64%	13.29%
Davis New York Venture A –
with a 4.75% sales charge	4.92%	5.80%	11.10%	13.15%
Standard & Poor’s 500® Index	5.38%	2.82%	8.87%	10.52%

Fund performance changes over time and current performance may be higher or lower than stated. Returns for other classes of shares will vary from the above returns. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

3          A company’s or sector’s contribution to the Fund’s performance is a product of both its appreciation or depreciation and its weighting within the portfolio. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

4          This Management Discussion and Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

Shares of the Davis New York Venture Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS NEW YORK VENTURE FUND

CLASS A FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended July 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes an			Account Value	Account Value	During Period*
initial sales charge of 4.75%.)			(02/01/06)	(07/31/06)	(02/01/06-07/31/06)
One-Year	4.92%	Actual	$1,000.00	$1,021.84	$4.36
Five-Year	5.80%	Hypothetical (5% return
Ten-Year	11.10%	before expenses)	$1,000.00	$1,020.48	$4.36

*Expenses are equal to the Class’s annualized expense ratio (0.87%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). See Notes to Performance on page 10 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis New York Venture Fund, Class A Shares on July 31, 1996 and paid a 4.75% sales charge. As the chart shows, by July 31, 2006, the value of your investment would have grown to $28,649 - a 186.49% increase on your initial investment. For comparison, look at how the Standard & Poor's 500® Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $23,402 - a 134.02% increase.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis New York Venture Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS NEW YORK VENTURE FUND

CLASS B FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended July 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(02/01/06)	(07/31/06)	(02/01/06-07/31/06)
One-Year	5.30%	Actual	$1,000.00	$1,017.90	$8.31
Five-Year	5.66%	Hypothetical (5% return
Ten-Year	10.89%	before expenses)	$1,000.00	$1,016.56	$8.30

*Expenses are equal to the Class’s annualized expense ratio (1.66%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). See Notes to Performance on page 10 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis New York Venture Fund, Class B Shares on July 31, 1996 and converted to Class A shares on July 31, 2004. As the chart shows, by July 31, 2006, the value of your investment would have grown to $28,142 - a 181.42% increase on your initial investment. For comparison, look at how the Standard & Poor's 500® Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $23,402 - a 134.02% increase.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

Because Class B shares automatically convert to Class A shares after 8 years, the above graph and the “Ten Years” return for Class B reflect Class A performance for the period after conversion.

The performance data for Davis New York Venture Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS NEW YORK VENTURE FUND

CLASS C FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended July 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge.)			(02/01/06)	(07/31/06)	(02/01/06-07/31/06)
One-Year	8.29%	Actual	$1,000.00	$1,017.80	$8.20
Five-Year	6.00%	Hypothetical (5% return
Ten-Year	10.77%	before expenses)	$1,000.00	$1,016.66	$8.20

*Expenses are equal to the Class’s annualized expense ratio (1.64%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). See Notes to Performance on page 10 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Davis New York Venture Fund, Class C Shares on July 31, 1996. As the chart shows, by July 31, 2006, the value of your investment would have grown to $27,799 - a 177.99% increase on your initial investment. For comparison, look at how the Standard & Poor's 500® Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $23,402 - a 134.02% increase.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis New York Venture Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS NEW YORK VENTURE FUND

CLASS R FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended July 31, 2006			Beginning	Ending	Expenses Paid
(There is no sales charge applicable			Account Value	Account Value	During Period*
to this calculation.)			(02/01/06)	(07/31/06)	(02/01/06-07/31/06)
One-Year	9.86%	Actual	$1,000.00	$1,020.36	$5.81
Life of Class (August 20, 2003		Hypothetical (5% return
through July 31, 2006)	14.40%	before expenses)	$1,000.00	$1,019.04	$5.81

*Expenses are equal to the Class’s annualized expense ratio (1.16%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). See Notes to Performance on page 10 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis New York Venture Fund, Class R Shares on August 20, 2003 (inception of class). As the chart shows, by July 31, 2006, the value of your investment would have grown to $14,873 - a 48.73% increase on your initial investment. For comparison, look at how the Standard & Poor's 500® Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $13,463 - a 34.63% increase.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis New York Venture Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS NEW YORK VENTURE FUND

CLASS Y FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended July 31, 2006			Beginning	Ending	Expenses Paid
(There is no sales charge applicable			Account Value	Account Value	During Period*
to this calculation.)			(02/01/06)	(07/31/06)	(02/01/06-07/31/06)
One-Year	10.44%	Actual	$1,000.00	$1,022.73	$3.06
Five-Year	7.16%	Hypothetical (5% return
Life of Class (October 2, 1996		before expenses)	$1,000.00	$1,021.77	$3.06
through July 31, 2006)	11.18%

*Expenses are equal to the Class’s annualized expense ratio (0.61%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). See Notes to Performance on page 10 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis New York Venture Fund, Class Y Shares on October 2, 1996 (inception of class). As the chart shows, by July 31, 2006, the value of your investment would have grown to $28,336 - a 183.36% increase on your initial investment. For comparison, look at how the Standard & Poor's 500® Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $21,488 - a 114.88% increase.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis New York Venture Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DAVIS NEW YORK VENTURE FUND

NOTES TO PERFORMANCE

The following disclosure provides important information regarding the Fund’s Expense Example, which appears in each Class’s Fund Performance section of the Annual Report. Please refer to this information when reviewing the Expense Example for each Class.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is from 02/01/06 to 07/31/06. Please note that the Expense Example is general and does not reflect certain transaction or account specific costs, which may increase your total costs of investing in the Fund. If these transaction or account specific costs were included in the Expense Example, the expenses would have been higher.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid for on your account during this period.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DAVIS NEW YORK VENTURE FUND

FUND OVERVIEW

At July 31, 2006

Portfolio Makeup		Sector Weightings
(% of Fund’s Net Assets)		(% of Long Term Portfolio)

			Fund	S&P 500®
Common Stock	98.7%	Diversified Financials	15.6%	10.1%
Convertible Bonds	0.2%	Insurance	14.9%	4.7%
Short Term Investments	1.6%	Energy	12.1%	10.7%
Other Assets & Liabilities	(0.5)%	Banks	10.4%	6.0%
	100.0%	Food, Beverage & Tobacco	8.4%	5.0%
		Media	6.1%	3.4%
		Food & Staples Retailing	5.0%	2.3%
		Technology	4.8%	14.2%
		Materials	3.8%	2.9%
		Other	3.7%	6.8%
		Capital Goods	3.5%	8.6%
		Health Care	3.2%	12.9%
		Telecommunication Services	2.0%	3.5%
		Retailing	1.9%	3.2%
		Transportation	1.7%	1.7%
		Household & Personal Products	1.5%	2.4%
		Consumer Services	1.4%	1.6%
			100.0%	100.0%

Top 10 Holdings
Security	Industry	% of Fund’s Net Assets
Altria Group, Inc.	Food, Beverage & Tobacco	5.23%
American Express Co.	Consumer Finance	4.79%
ConocoPhillips	Energy	4.38%
American International Group, Inc.	Multi-Line Insurance	4.17%
JPMorgan Chase & Co.	Diversified Financial Services	3.75%
Tyco International Ltd.	Capital Goods	3.46%
Costco Wholesale Corp.	Food & Staples Retailing	3.40%
Golden West Financial Corp.	Thrift & Mortgage Finance	3.24%
Wells Fargo & Co.	Commercial Banks	3.04%
HSBC Holdings PLC	Commercial Banks	3.00%

DAVIS NEW YORK VENTURE FUND

Portfolio Activity – August 1, 2005 through July 31, 2006

New Positions Added (08/01/05 - 07/31/06)
(Highlighted positions are those greater than 0.50% of 07/31/06 total net assets)
			% of 07/31/06
		Date of 1st	Fund
Security	Sector	Purchase	Net Assets
Amazon.com, Inc.	Internet Retail	07/27/06	0.37%
Apollo Group, Inc., Class A	Consumer Services	03/09/06	0.34%
Bed Bath & Beyond Inc.	Homefurnishing Retail	06/16/06	0.51%
BHP Billiton PLC	Materials	01/13/06	0.23%
CarMax, Inc.	Automotive Retail	07/17/06	0.11%
Commerce Bancorp, Inc.	Commercial Banks	12/09/05	0.63%
Dell Inc.	Technology Hardware & Equipment	12/07/05	0.58%
Liberty Media Holding Corp. –
Capital, Series A	Broadcasting & Cable TV	01/26/06	0.27%
Liberty Media Holding Corp. –
Interactive, Series A	Catalog Retail	01/26/06	0.27%
Lowe’s Cos, Inc.	Home Improvement Retail	07/17/06	0.42%
News Corp., Class A	Movies & Entertainment	01/26/06	1.45%
Procter & Gamble Co.	Household & Personal Products	04/12/06	1.05%
Rio Tinto PLC	Materials	01/13/06	0.23%
Sprint Nextel Corp.	Telecommunication Services	03/09/06	1.21%

Positions Closed (08/01/05 - 07/31/06)
(Gains and losses greater than $30 million are highlighted)
		Date of	Realized
Security	Sector	Final Sale	Gain/(Loss)
AutoZone, Inc.	Automotive Retail	10/28/05	$(6,683,264)
Centerpoint Properties Trust	Real Estate	03/09/06	29,142,136
Eli Lilly and Co.	Pharmaceuticals, Biotechnology
	& Life Sciences	11/04/05	(48,616,716)
Embarq Corp.	Telecommunication Services	06/14/06	(6,166,243)
Fifth Third Bancorp	Commercial Banks	06/29/06	(112,795,365)
Lexmark International, Inc., Class A	Technology Hardware & Equipment	06/15/06	(69,225,788)
Marsh & McLennan Cos, Inc.	Insurance Brokers	06/29/06	(69,850,989)
Novartis AG, Registered	Pharmaceuticals, Biotechnology
	& Life Sciences	10/18/05	20,960,180
Rentokil Initial PLC	Commercial Services & Supplies	09/12/05	(14,581,035)
Takefuji Corp.	Consumer Finance	12/13/05	30,207,404
Telewest Global, Inc.	Telecommunication Services	03/06/06	(16,079,359)

DAVIS NEW YORK VENTURE FUND

SCHEDULE OF INVESTMENTS

July 31, 2006

Value
Shares	Security	(Note 1)
COMMON STOCK – (98.69%)

ADVERTISING – (0.28%)
8,941,680	WPP Group PLC (United Kingdom)	$105,813,855
AUTOMOBILES & COMPONENTS – (1.26%)
8,353,000	Harley-Davidson, Inc.	476,121,000
AUTOMOTIVE RETAIL – (0.11%)
1,147,000	CarMax, Inc.*	39,915,600
BROADCASTING & CABLE TV – (3.19%)
27,144,700	Comcast Corp., Special Class A*	931,198,934
1,232,550	Liberty Media Holding Corp. – Capital, Series A*	100,582,243
7,615,175	NTL Inc.	173,549,838
		1,205,331,015
CAPITAL GOODS – (3.46%)
50,007,306	Tyco International Ltd.	1,304,690,614
CAPITAL MARKETS – (3.15%)
8,451,920	Ameriprise Financial, Inc.	376,955,632
4,702,705	Julius Baer Holding, Ltd. AG (Switzerland)	436,429,979
3,842,580	Morgan Stanley	255,531,570
1,991,400	State Street Corp.	119,603,484
		1,188,520,665
CATALOG RETAIL – (0.27%)
6,162,750	Liberty Media Holding Corp. – Interactive, Series A*	101,531,306
COMMERCIAL BANKS – (7.06%)
7,023,000	Commerce Bancorp, Inc. (b)	238,571,310
62,462,780	HSBC Holdings PLC (United Kingdom)	1,132,967,194
14,279,958	Lloyds TSB Group PLC (United Kingdom)	143,778,017
15,879,800	Wells Fargo & Co.	1,148,744,732
		2,664,061,253
COMMERCIAL SERVICES & SUPPLIES – (0.89%)
5,015,400	D&B Corp.* (c)	334,627,488
CONSUMER DURABLES & APPAREL – (0.22%)
1,183,037	Hunter Douglas NV (Netherlands)	82,058,798
CONSUMER FINANCE – (4.79%)
34,737,100	American Express Co.	1,808,413,426
CONSUMER SERVICES – (1.41%)
2,732,000	Apollo Group, Inc., Class A*	129,291,900
17,739,200	H&R Block, Inc. (c)	403,566,800
		532,858,700

DAVIS NEW YORK VENTURE FUND

SCHEDULE OF INVESTMENTS - (Continued)

July 31, 2006

Value
Shares	Security	(Note 1)
COMMON STOCK – (Continued)

DIVERSIFIED FINANCIAL SERVICES – (7.49%)
19,081,316	Citigroup Inc.	$921,818,376
31,030,640	JPMorgan Chase & Co.	1,415,617,797
8,928,200	Moody’s Corp.	489,979,616
		2,827,415,789
ENERGY – (11.96%)
24,078,186	ConocoPhillips	1,652,726,687
14,458,786	Devon Energy Corp.	934,615,927
11,544,100	EOG Resources, Inc.	855,995,015
6,796,700	Occidental Petroleum Corp.	732,344,425
4,371,700	Transocean Inc.*	337,626,391
		4,513,308,445
FOOD & STAPLES RETAILING – (4.96%)
24,330,600	Costco Wholesale Corp. (c)	1,282,709,232
13,233,000	Wal-Mart Stores, Inc.	588,868,500
		1,871,577,732
FOOD, BEVERAGE & TOBACCO – (8.28%)
24,694,700	Altria Group, Inc.	1,974,835,159
30,009,337	Diageo PLC (United Kingdom)	527,500,432
8,097,950	Heineken Holding NV (Netherlands)	326,466,841
5,405,900	Hershey Co.	297,162,323
		3,125,964,755
HEALTH CARE EQUIPMENT & SERVICES – (3.19%)
5,061,600	Cardinal Health, Inc.	339,127,200
8,983,500	Caremark Rx, Inc.	474,328,800
7,902,900	HCA, Inc.	388,506,564
		1,201,962,564
HOMEFURNISHING RETAIL – (0.51%)
5,744,000	Bed Bath & Beyond Inc.*	192,337,840
HOME IMPROVEMENT RETAIL – (0.42%)
5,575,000	Lowe’s Cos, Inc.	158,051,250
HOUSEHOLD & PERSONAL PRODUCTS – (1.46%)
5,322,000	Avon Products, Inc.	154,284,780
7,060,000	Procter & Gamble Co.	396,772,000
		551,056,780
INSURANCE BROKERS – (0.78%)
8,617,400	Aon Corp.	294,973,602

DAVIS NEW YORK VENTURE FUND

SCHEDULE OF INVESTMENTS - (Continued)

July 31, 2006

Value
Shares	Security	(Note 1)
COMMON STOCK – (Continued)

INTERNET RETAIL – (0.61%)
5,254,000	Amazon.com, Inc.*	$141,201,250
2,367,750	Expedia, Inc.*	31,716,011
2,367,750	IAC/InterActiveCorp*	56,103,836
		229,021,097
LIFE & HEALTH INSURANCE – (0.52%)
2,588,000	Principal Financial Group, Inc.	139,752,000
1,493,400	Sun Life Financial Inc. (Canada) (b)	57,167,352
		196,919,352
MATERIALS – (3.74%)
4,668,500	BHP Billiton PLC (United Kingdom)	88,428,471
4,019,100	Martin Marietta Materials, Inc. (c)	323,617,932
1,654,000	Rio Tinto PLC (United Kingdom)	85,429,416
13,079,700	Sealed Air Corp. (c)	617,885,028
4,400,520	Vulcan Materials Co.	294,702,824
		1,410,063,671
MOVIES & ENTERTAINMENT – (1.45%)
28,540,500	News Corp., Class A	549,119,220
MULTI-LINE INSURANCE – (6.38%)
25,939,210	American International Group, Inc.	1,573,731,871
22,476,600	Loews Corp.	832,982,796
		2,406,714,667
PROPERTY & CASUALTY INSURANCE – (5.88%)
11,263	Berkshire Hathaway Inc., Class A*	1,031,690,800
13,275	Berkshire Hathaway Inc., Class B*	40,448,925
3,218,400	Chubb Corp.	162,271,728
86,130	Markel Corp.*	29,340,184
39,560,400	Progressive Corp. (Ohio) (c)	956,966,076
		2,220,717,713
PUBLISHING – (1.11%)
1,620,900	Gannett Co., Inc.	84,481,308
4,778,665	Lagardere S.C.A. (France)	335,124,302
		419,605,610
REAL ESTATE – (1.30%)
10,749,204	General Growth Properties, Inc.	490,593,671
REINSURANCE – (1.13%)
617,200	Everest Re Group, Ltd.	58,393,292
6,293,762	Transatlantic Holdings, Inc. (c)	369,443,829
		427,837,121

DAVIS NEW YORK VENTURE FUND

SCHEDULE OF INVESTMENTS - (Continued)

July 31, 2006

Value
Shares/Principal	Security	(Note 1)
COMMON STOCK – (Continued)

SOFTWARE & SERVICES – (3.40%)
12,836,300	Iron Mountain Inc.* (c)	$526,288,300
31,385,800	Microsoft Corp.	755,142,348
		1,281,430,648
TECHNOLOGY HARDWARE & EQUIPMENT – (1.40%)
10,125,000	Dell Inc.*	219,864,375
6,654,400	Hewlett-Packard Co.	212,341,904
4,830,300	Nokia Oyj, ADR (Finland)	95,881,455
		528,087,734
TELECOMMUNICATION SERVICES – (1.72%)
8,171,000	SK Telecom Co., Ltd., ADR (South Korea)	191,283,110
23,072,000	Sprint Nextel Corp.	456,825,600
		648,108,710
THRIFT & MORTGAGE FINANCE – (3.24%)
16,588,500	Golden West Financial Corp. (c)	1,221,908,910
TRANSPORTATION – (1.67%)
67,694,128	China Merchants Holdings International Co., Ltd. (Hong Kong)	205,168,041
48,169,100	Cosco Pacific Ltd. (Hong Kong)	107,246,330
1,852,800	Kuehne & Nagel International AG, Registered (Switzerland)	123,464,792
2,794,000	United Parcel Service, Inc., Class B	192,534,540
		628,413,703

	Total Common Stock – (identified cost $24,092,188,844)	37,239,134,304

CONVERTIBLE BONDS – (0.26%)

TELECOMMUNICATION SERVICES – (0.26%)
$68,500,000	Level 3 Communications, Inc., Conv. Sr. Notes, 10.00%, 05/01/11
	(identified cost $68,500,000)	97,270,000

DAVIS NEW YORK VENTURE FUND

SCHEDULE OF INVESTMENTS - (Continued)

July 31, 2006

		Value
Principal	Security	(Note 1)
REPURCHASE AGREEMENTS – (1.39%)
$155,297,000	Banc of America Securities LLC Joint Repurchase Agreement,
	5.28%, 08/01/06, dated 07/31/06, repurchase value of $155,319,777
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 5.00%-5.50%, 10/01/20-12/01/35, total market
	value $158,402,940)	$155,297,000
223,797,000	Nomura Securities International, Inc. Joint Repurchase Agreement,
	5.28%, 08/01/06, dated 07/31/06, repurchase value of $223,829,824
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 3.457%-7.242%, 07/01/24-08/01/36, total market
	value $228,272,940)	223,797,000
145,467,000	UBS Securities LLC Joint Repurchase Agreement,
	5.28%, 08/01/06, dated 07/31/06, repurchase value of $145,488,335
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 4.50%-7.00%, 12/01/13-12/01/35, total market
	value $148,376,340)	145,467,000

	Total Repurchase Agreements – (identified cost $524,561,000)	524,561,000

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – (0.18%)

MONEY MARKET INSTRUMENTS – (0.10%)
38,647,305	UBS Private Money Market LLC, 5.19534%
	(identified cost $38,647,305)	38,647,305
REPURCHASE AGREEMENTS – (0.08%)
8,882,000	Banc of America Securities LLC Joint Repurchase Agreement,
	5.28%, 08/01/06, dated 07/31/06, repurchase value of $8,883,303
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 5.00%-5.50%, 10/01/20-12/01/35, total market
	value $9,059,640)	8,882,000
12,799,000	Nomura Securities International, Inc. Joint Repurchase Agreement,
	5.28%, 08/01/06, dated 07/31/06, repurchase value of $12,800,877
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 3.457%-7.242%, 07/01/24-08/01/36, total market
	value $13,054,980)	12,799,000
8,319,000	UBS Securities LLC Joint Repurchase Agreement,
	5.28%, 08/01/06, dated 07/31/06, repurchase value of $8,320,220
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 4.50%-7.00%, 12/01/13-12/01/35, total market
	value $8,485,380)	8,319,000

	Total Repurchase Agreements – (identified cost $30,000,000)	30,000,000

	Total Investment of Cash Collateral for
	Securities Loaned – (identified cost $68,647,305)	68,647,305

DAVIS NEW YORK VENTURE FUND

SCHEDULE OF INVESTMENTS - (Continued)

July 31, 2006

Total Investments – (100.52%) – (identified cost $24,753,897,149) – (a)	$37,929,612,609
Liabilities Less Other Assets – (0.52%)	(195,921,906)
Net Assets – (100.00%)	$37,733,690,703

*Non-Income Producing Security.

ADR: American Depository Receipt

(a)    Aggregate cost for Federal Income Tax purposes is $24,765,976,792. At July 31, 2006, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

Unrealized appreciation	$13,590,238,257
Unrealized depreciation	(426,602,440)
Net unrealized appreciation	$13,163,635,817

(b)	Security is partially on loan – See Note 7 of the Notes to Financial Statements.

(c)    Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended July 31, 2006. The aggregate fair value of the securities of affiliated companies held by the Fund as of July 31, 2006, amounts to $6,037,013,595. Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares July 31, 2005	Gross Additions	Gross Reductions	Shares July 31, 2006	Dividend Income
Costco Wholesale Corp.	20,947,600	3,383,000	–	24,330,600	$11,921,994
D&B Corp.	5,015,400	–	–	5,015,400	–
Golden West Financial Corp.	14,755,000	2,278,500	445,000	16,588,500	4,088,040
H&R Block, Inc. (e)	8,869,600	8,869,600	–	17,739,200	8,869,600
Iron Mountain Inc.	12,836,300	–	–	12,836,300	–
Julius Baer Holding,
Ltd. AG (d)	2,687,260	2,015,445	–	4,702,705	–
Lexmark International, Inc.,
Class A (d)	5,550,100	390,000	5,940,100	–	–
Martin Marietta Materials, Inc.	4,019,100	–	–	4,019,100	3,697,572
Progressive Corp. (Ohio) (e)	9,890,100	29,670,300	–	39,560,400	1,186,812
Sealed Air Corp.	13,079,700	–	–	13,079,700	3,923,910
Transatlantic Holdings, Inc.	6,264,462	29,300	–	6,293,762	3,013,974

(d)	Not an affiliate as of July 31, 2006.
(e)	Gross additions due to stock split.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND

STATEMENT OF ASSETS AND LIABILITIES

At July 31, 2006

ASSETS:
Investments in securities, at value (see accompanying Schedule of Investments):
Unaffiliated companies (including securities loaned of $65,231,178)
(cost of $21,363,157,008)	$31,823,951,709
Affiliated companies (cost of $3,322,092,836)	6,037,013,595
Collateral for securities loaned (cost of $68,647,305) (Note 7)	68,647,305
Cash	654,687
Cash – foreign currencies (cost of $2,114,866)	2,128,750
Receivables:
Dividends and interest	30,776,547
Investments securities sold	98,242,840
Capital stock sold	132,243,489
Total assets	38,193,658,922
LIABILITIES:
Return of collateral for securities loaned (Note 7)	68,647,305
Payables:
Investment securities purchased	260,633,326
Capital stock redeemed	90,878,646
Accrued expenses	10,392,820
Accrued management fees	15,643,559
Distribution and service plan fees (Note 4)	13,772,563
Total liabilities	459,968,219
NET ASSETS	$37,733,690,703

NET ASSETS CONSIST OF:
Par value of shares of capital stock	$54,309,459
Additional paid-in capital	27,301,549,628
Net unrealized appreciation on investments and foreign currency transactions	13,176,037,631
Undistributed net investment income	107,681,515
Accumulated net realized losses from investments and foreign currency
transactions	(2,905,887,530)
Net Assets	$37,733,690,703

DAVIS NEW YORK VENTURE FUND

STATEMENT OF ASSETS AND LIABILITIES – (Continued)

At July 31, 2006

CLASS A SHARES
Net assets	$22,808,946,438
Shares outstanding	649,734,944
Net asset value and redemption price per share	$35.11
Maximum offering price per share (100/95.25 of $35.11)*	$36.86

CLASS B SHARES
Net assets	$4,153,799,294
Shares outstanding	123,900,566
Net asset value, offering, and redemption price per share	$33.53

CLASS C SHARES
Net assets	$6,230,352,743
Shares outstanding	184,646,813
Net asset value, offering, and redemption price per share	$33.74

CLASS R SHARES
Net assets	$374,577,016
Shares outstanding	10,673,136
Net asset value, offering, and redemption price per share	$35.10

CLASS Y SHARES
Net assets	$4,166,015,212
Shares outstanding	117,233,728
Net asset value, offering, and redemption price per share	$35.54

*On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND

STATEMENT OF OPERATIONS

For the year ended July 31, 2006

INVESTMENT INCOME:
Income:
Dividends:
Unaffiliated companies (Net of foreign withholding taxes of $4,568,697)		$505,714,888
Affiliated companies		36,701,902
Interest		21,056,833
Net lending fees		1,060,797
Total income		564,534,420
Expenses:
Management fees (Note 3)	$165,859,308
Custodian fees	4,210,278
Transfer agent fees:
Class A	21,861,460
Class B	7,019,083
Class C	7,283,666
Class R	251,577
Class Y	3,417,898
Audit fees	86,400
Legal fees	80,096
Accounting fees (Note 3)	399,996
Reports to shareholders	3,347,458
Directors’ fees and expenses	597,265
Registration and filing fees	1,308,299
Miscellaneous	366,137
Payments under distribution plan (Note 4):
Class A	49,947,831
Class B	47,799,680
Class C	56,578,973
Class R	963,592
Total expenses		371,378,997
Expenses paid indirectly (Note 6)		(10,708)
Reimbursement of expenses by adviser (Note 9)		(2,128,249)
Net expenses		369,240,040
Net investment income		195,294,380

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from:
Investment transactions:
Unaffiliated companies		(282,518,508)
Affiliated companies		(428,162)
Foreign currency transactions		(2,259,583)
Net increase in unrealized appreciation on investments and foreign currency
transactions		3,209,751,898
Net realized and unrealized gain on investments and foreign currency		2,924,545,645
Net increase in net assets resulting from operations		$3,119,840,025

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended July 31, 2006	Year ended July 31, 2005
OPERATIONS:
Net investment income	$195,294,380	$189,811,107
Net realized loss from investments and foreign currency
transactions	(285,206,253)	(285,213,915)
Net increase in unrealized appreciation of investments
and foreign currency transactions	3,209,751,898	4,015,938,596
Net increase in net assets resulting from operations	3,119,840,025	3,920,535,788

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income:
Class A	(151,674,413)	(111,730,128)
Class B	(2,175,339)	(190,262)
Class C	(3,205,854)	(1,043,962)
Class R	(851,754)	(138,456)
Class Y	(32,418,523)	(17,850,940)

CAPITAL SHARE TRANSACTIONS:
net increase (decrease) in assets resulting from capital
share transactions (Note 5)
Class A	3,587,108,368	2,499,500,913
Class B	(1,502,603,662)	(805,439,656)
Class C	745,074,596	474,156,855
Class R	261,536,069	79,639,063
Class Y	1,444,868,343	833,185,852

Total increase in net assets	7,465,497,856	6,870,625,067

NET ASSETS:
Beginning of year	30,268,192,847	23,397,567,780
End of year*	$37,733,690,703	$30,268,192,847

*Including undistributed net investment income of	$107,681,515	$104,740,915

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND

NOTES TO FINANCIAL STATEMENTS

At July 31, 2006

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is growth of capital. The Fund offers shares in five classes, Class A, Class B, Class C, Class R, and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class R and Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class R shares generally are available only to retirement and benefit plans. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

Master Repurchase Agreements – The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements, until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation – The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

DAVIS NEW YORK VENTURE FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

At July 31, 2006

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

Foreign Currency – The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

Federal Income Taxes – It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for Federal Income or Excise Tax is required. At July 31, 2006, the Fund had available for Federal Income Tax purposes unused capital loss carryovers of $2,657,681,000 of which $4,237,000 expires in 2009, $458,003,000 expires in 2010, $1,141,176,000 expires in 2011, $435,021,000 expires in 2012, $243,098,000 expires in 2013 and $376,146,000 expires in 2014. In addition, at July 31, 2006, the Fund had approximately $236,126,000 of post-October 2005 losses available to offset future capital gains, if any, which expire in 2015.

Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses) and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for Federal Income Tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2006, amounts have been reclassified to reflect a decrease to undistributed net investment income of $2,027,897 and a corresponding decrease to accumulated net realized loss. Net assets have not been affected by this reclassification.

DAVIS NEW YORK VENTURE FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

At July 31, 2006

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

The tax character of distributions paid during the years ended July 31, 2006 and 2005, was as follows:

	2006	2005
Ordinary income	$190,325,883	$130,953,748

As of July 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$107,680,640
Accumulated net realized losses from investments and
foreign currency transactions	(2,893,807,013)
Net unrealized appreciation on investments and
foreign currency transactions	13,163,957,989
Total	$10,377,831,616

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

New Accounting Pronouncement – In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Funds are evaluating the impact that will result from adopting FIN 48. Currently, no reasonable estimate of the impact can be made.

NOTE 2 – PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 2006 were $6,345,163,433 and $2,145,034,656, respectively.

DAVIS NEW YORK VENTURE FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

At July 31, 2006

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to Davis Advisors (the “Adviser”), the Fund’s investment adviser. The annual rate was 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, 0.55% on the next $2.5 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, 0.485% on the next $8 billion, 0.47% on the next $7 billion, and 0.455% of the average net assets in excess of $25 billion. Effective April 1, 2006, the Advisory fee was changed from 0.455% of the average net assets in excess of $25 billion to 0.455% of the average net assets on the next $8 billion, and 0.44% of the average net assets in excess of $33 billion. Advisory fees paid during the year ended July 31, 2006, approximated 0.49% of average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended July 31, 2006, amounted to $1,793,857. State Street Bank & Trust Co. (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee amounted to $399,996 for the year ended July 31, 2006. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 4 – DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

During the year ended July 31, 2006, Davis Distributors, LLC, the Fund’s Underwriter (the “Underwriter” or “Distributor”) received $28,071,255 from commissions earned on sales of Class A shares of the Fund, of which $4,292,814 was retained by the Underwriter and the remaining $23,778,441 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers. The service fee for Class A shares of the Fund for the year ended July 31, 2006, was $49,947,831.

DAVIS NEW YORK VENTURE FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

At July 31, 2006

NOTE 4 – DISTRIBUTION AND UNDERWRITING FEES – (Continued)

CLASS B SHARES

Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., (“NASD”), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1.00% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1.00%) of distribution charges that exceed the 1.00% annual limit in some future period or periods when the plan limits have not been reached.

During the year ended July 31, 2006, Class B shares of the Fund made distribution plan payments, which included distribution fees of $35,887,920 and service fees of $11,911,760.

Commission advances by the Distributor during the year ended July 31, 2006, on the sale of Class B shares of the Fund amounted to $8,412,926, all of which was reallowed to qualified selling dealers.

The Distributor intends to seek payment from Class B shares of the Fund in the amount of $323,216,697 representing the cumulative commission advances by the Distributor on the sale of the Fund’s Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 2006, the Distributor received $4,398,845 in contingent deferred sales charges from Class B shares of the Fund.

CLASS C SHARES

Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1.00% if redeemed within one year of purchase.

The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class C shares. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the NASD, which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1.00% limitations applicable to the Class B Distribution Plan.

During the year ended July 31, 2006, Class C shares of the Fund made distribution plan payments, which included distribution fees of $42,434,230 and service fees of $14,144,743.

DAVIS NEW YORK VENTURE FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

At July 31, 2006

NOTE 4 – DISTRIBUTION AND UNDERWRITING FEES – (Continued)

CLASS C SHARES – (Continued)

Commission advances by the Distributor during the year ended July 31, 2006, on the sale of Class C shares of the Fund amounted to $13,041,423, all of which was reallowed to qualified selling dealers. During the year ended July 31, 2006, the Distributor received $503,615 in contingent deferred sales charges from Class C shares of the Fund.

CLASS R SHARES

Class R shares of the Fund are sold and redeemed at net asset value. Payments under the Class R Distribution Plan are limited to an annual rate of 0.75% of the average daily net asset value of the Class R shares or the maximum amount provided by applicable rule or regulation of the NASD, which currently is 1.00%. The effective rate of the Class R Distribution Plan is currently 0.50%, of which 0.25% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class R shares are subject to the same 6.25% and 1.00% limitations applicable to the Class B Distribution Plan.

During the year ended July 31, 2006, Class R shares of the Fund made distribution plan payments, which included distribution fees of $481,796 and service fees of $481,796.

NOTE 5 - CAPITAL STOCK

At July 31, 2006, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 2,125,000,000 of which shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:

Class A	Year ended		Year ended
	July 31, 2006		July 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	214,264,343	$7,274,060,922	166,584,140	$5,032,860,658
Shares issued in reinvestment
of distributions	4,192,549	142,128,327	3,462,382	104,739,483
	218,456,892	7,416,189,249	170,046,522	5,137,600,141
Shares redeemed	(113,692,160)	(3,829,080,881)	(87,405,898)	(2,638,099,228)
Net increase	104,764,732	$3,587,108,368	82,640,624	$2,499,500,913

Class B	Year ended		Year ended
	July 31, 2006		July 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	9,755,352	$315,550,576	12,661,172	$364,329,137
Shares issued in reinvestment
of distributions	61,224	1,991,611	6,001	174,369
	9,816,576	317,542,187	12,667,173	364,503,506
Shares redeemed	(56,106,894)	(1,820,145,849)	(40,494,793)	(1,169,943,162)
Net decrease	(46,290,318)	$(1,502,603,662)	(27,827,620)	$(805,439,656)

DAVIS NEW YORK VENTURE FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

At July 31, 2006

NOTE 5 - CAPITAL STOCK - (Continued)

Class C	Year ended		Year ended
	July 31, 2006		July 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	43,237,346	$1,409,591,594	35,123,857	$1,024,314,882
Shares issued in reinvestment
of distributions	90,400	2,959,688	33,016	965,026
	43,327,746	1,412,551,282	35,156,873	1,025,279,908
Shares redeemed	(20,490,107)	(667,476,686)	(18,985,186)	(551,123,053)
Net increase	22,837,639	$745,074,596	16,171,687	$474,156,855

Class R	Year ended		Year ended
	July 31, 2006		July 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	9,293,592	$315,928,230	3,032,631	$92,446,812
Shares issued in reinvestment
of distributions	24,825	842,813	4,563	138,272
	9,318,417	316,771,043	3,037,194	92,585,084
Shares redeemed	(1,624,301)	(55,234,974)	(423,685)	(12,946,021)
Net increase	7,694,116	$261,536,069	2,613,509	$79,639,063

Class Y	Year ended		Year ended
	July 31, 2006		July 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	56,241,579	$1,930,517,419	39,188,485	$1,201,424,907
Shares issued in reinvestment
of distributions	714,047	24,463,232	436,774	13,347,827
	56,955,626	1,954,980,651	39,625,259	1,214,772,734
Shares redeemed*	(14,832,299)	(510,112,308)	(12,553,449)	(381,586,882)
Net increase	42,123,327	$1,444,868,343	27,071,810	$833,185,852

*       Amounts for the year ended July 31, 2005 include redemptions as a result of in-kind transfers of securities (see Note 10 in the Notes to Financial Statements).

NOTE 6 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $10,708 during the year ended July 31, 2006.

DAVIS NEW YORK VENTURE FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

At July 31, 2006

NOTE 7 - SECURITIES LOANED

The Fund has entered into a securities lending arrangement with UBS Securities LLC. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, UBS Securities LLC is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of July 31, 2006, the Fund had on loan securities valued at $65,231,178; cash of $68,647,305 was received as collateral for the loans. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 8 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the overnight Federal Funds Rate plus 0.75%. The Fund had no borrowings outstanding at July 31, 2006.

NOTE 9 - PAYMENTS BY AFFILIATES

The Adviser voluntarily reimbursed the Fund for balance earnings credits on certain Fund demand deposit accounts held at BFDS during the period January 1, 2001 to May 31, 2005. These credits were previously retained by BFDS and not directly transferred to the Fund. The amount paid to the Fund was $2,128,249.

NOTE 10 - IN-KIND REDEMPTION

During the year ended July 31, 2005, shareholders redeemed 2,268,469 shares in exchange for Fund portfolio securities valued at $67,571,498. The Fund realized a gain of $6,610,672 for the year ended July 31, 2005. This gain is not taxable for Federal Income Tax purposes.

NOTE 11 - LITIGATION MATTERS

On June 2, 2004, a proposed class action lawsuit was filed in the United States District Court for the Southern District of New York on behalf of investors in certain mutual funds (“Funds”) managed by Davis Selected Advisers L.P. (“Davis Advisors”) including the Davis New York Venture Fund. The plaintiffs claimed that Davis Advisors and its affiliates, and the individual directors of the Funds (collectively the “Defendants”) used Fund assets to pay brokers to market the Funds and that the Defendants disguised such payments as brokerage commissions and further failed to disclose such payments in public filings or elsewhere. The lawsuit seeks damages of unspecified amounts. Three substantially identical proposed class action lawsuits were filed against the Defendants later in June and July 2004, in the United States District Court for the Southern District of New York. All four suits were consolidated into a single action. In October 2005, the District Court issued an order dismissing the consolidated amended class action complaint. The plaintiffs subsequently sought a motion for reconsideration, which was denied in November 2005. In December 2005, the plaintiffs filed an appeal with the United States Court of Appeals for the Second Circuit. The appeal was withdrawn in March 2006.

DAVIS NEW YORK VENTURE FUND

FINANCIAL HIGHLIGHTS

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis New York Venture Fund Class A:
Year ended 7/31/2006	$32.13	$0.27	[3]	$2.98	$3.25
Year ended 7/31/2005	27.83	0.30	[3]	4.23	4.53
Year ended 7/31/2004	23.73	0.17		4.12	4.29
Year ended 7/31/2003	21.47	0.18		2.21	2.39
Year ended 7/31/2002	25.99	0.12		(4.61)	(4.49)
Davis New York Venture Fund Class B:
Year ended 7/31/2006	30.69	–	[3,5]	2.85	2.85
Year ended 7/31/2005	26.60	0.05	[3]	4.04	4.09
Year ended 7/31/2004	22.70	(0.02)[3]		3.92	3.90
Year ended 7/31/2003	20.58	0.01	[3]	2.11	2.12
Year ended 7/31/2002	25.09	(0.09)		(4.42)	(4.51)
Davis New York Venture Fund Class C:
Year ended 7/31/2006	30.89	0.01	[3]	2.86	2.87
Year ended 7/31/2005	26.77	0.05	[3]	4.08	4.13
Year ended 7/31/2004	22.85	–	[3,5]	3.93	3.93
Year ended 7/31/2003	20.71	–	[5]	2.14	2.14
Year ended 7/31/2002	25.24	(0.08)		(4.45)	(4.53)
Davis New York Venture Fund Class R:
Year ended 7/31/2006	32.13	0.17	[3]	2.99	3.16
Year ended 7/31/2005	27.83	0.23	[3]	4.23	4.46
Period from 8/20/2003[7] to 7/31/2004	23.98	0.13	[3]	3.86	3.99
Davis New York Venture Fund Class Y:
Year ended 7/31/2006	32.53	0.35	[3]	3.03	3.38
Year ended 7/31/2005	28.18	0.40	[3]	4.28	4.68
Year ended 7/31/2004	24.01	0.28		4.16	4.44
Year ended 7/31/2003	21.72	0.25		2.24	2.49
Year ended 7/31/2002	26.29	0.26		(4.73)	(4.47)

	Year ended July 31,
	2006	2005	2004	2003	2002
Portfolio Turnover[2]
(for all classes of shares)	6%	3%	6%	10%	22%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns for periods of less than one full year are not annualized.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Dividends and Distributions
Dividends from Net Investment Income		Distributions from Realized Gains	Distributions in Excess of Net Investment Income	Distributions in Excess of Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000,000 omitted)	Ratio of Expenses To Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets
										Gross	Net[4]

$(0.27)		$–	$–	$–	$–	$(0.27)	$35.11	10.15%	$22,809	0.88%	0.87%	0.79%
(0.23)		–	–	–	–	(0.23)	32.13	16.34	17,508	0.89	0.89	0.98
(0.19)		–	–	–	–	(0.19)	27.83	18.10	12,868	0.92	0.92	0.77
(0.13)		–	–	–	–	(0.13)	23.73	11.19	9,581	0.95	0.95	0.85
(0.03)		–	–	–	–	(0.03)	21.47	(17.29)	8,734	0.92	0.92	0.49

(0.01)		–	–	–	–	(0.01)	33.53	9.30	4,154	1.66	1.65	0.01
–	[5]	–	–	–	–	– [5]	30.69	15.38	5,223	1.69	1.69	0.18
–	[5]	–	–	–	–	– [5]	26.60	17.18	5,267	1.73	1.73	(0.04)
–		–	–	–	–	–	22.70	10.30	4,917	1.77	1.77	0.03
–		–	–	–	–	–	20.58	(17.98)	4,874	1.72	1.72	(0.31)

(0.02)		–	–	–	–	(0.02)	33.74	9.29	6,230	1.65	1.64	0.02
(0.01)		–	–	–	–	(0.01)	30.89	15.42	4,998	1.68	1.68	0.19
(0.01)		–	–	–	–	(0.01)	26.77	17.19	3,899	1.70	1.70	(0.01)
–		–	–	–	–	–	22.85	10.33	3,122	1.74	1.74	0.06
–		–	–	–	–	–	20.71	(17.95)	3,004	1.70	1.70	(0.29)

(0.19)		–	–	–	–	(0.19)	35.10	9.86	375	1.15	1.15	0.51
(0.16)		–	–	–	–	(0.16)	32.13	16.04	96	1.15	1.15	0.72
(0.14)		–	–	–	–	(0.14)	27.83	16.67	10	1.15 [6]	1.15 [6]	0.51 [6]

(0.37)		–	–	–	–	(0.37)	35.54	10.44	4,166	0.62	0.62	1.04
(0.33)		–	–	–	–	(0.33)	32.53	16.68	2,444	0.58	0.58	1.29
(0.27)		–	–	–	–	(0.27)	28.18	18.53	1,354	0.58	0.58	1.11
(0.20)		–	–	–	–	(0.20)	24.01	11.53	1,057	0.61	0.61	1.19
(0.10)		–	–	–	–	(0.10)	21.72	(17.04)	946	0.62	0.62	0.79

[3]	Per share calculations were based on average shares outstanding for the period.

4    The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

[5]	Less than $0.005 per share.
[6]	Annualized.
[7]	Inception date of class.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

of Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Denver, Colorado

September 8, 2006

DAVIS NEW YORK VENTURE FUND

FUND INFORMATION

Federal Income Tax Information (Unaudited)

In early 2007, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

During the fiscal year ended July 31, 2006, $190,325,883 of dividends paid by the Fund constituted income dividends for Federal Income Tax purposes.

Dividends paid by the Fund during the fiscal year ended July 31, 2006, which are not designated as capital gain distribution should be multiplied by 100% to arrive at the net amount eligible for the corporate dividends-received deduction.

For the fiscal year ended July 31, 2006, certain dividends paid by the Fund constitute qualified dividend income for Federal Income Tax purposes. The Fund designates $190,325,883 as qualified dividend income.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations, which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge upon request by calling 1-800-279-0279 or on the fund’s website at www.davisfunds.com or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS NEW YORK VENTURE FUND

DIRECTOR APPROVAL OF ADVISORY AGREEMENTS

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund's advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

As a part of this process the Independent Directors, with the assistance of counsel for the Independent Directors, prepares questions, which it submits to Davis Advisors in anticipation of the annual contract review. In a separate meeting held prior to the March 2006 board meeting, the Independent Directors reviewed and evaluated all information, which they deemed reasonably necessary in the circumstances. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements are in the best interests of the Funds and their shareholders. The Independent Directors recommended that the full Board of Directors approve the continuance of the Advisory Agreements, which occurred at the March 2006 board meeting.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to the Independent Directors and were not the result of any single factor. The following facts and conclusions were important, but not exclusive, in the Independent Directors’ recommendation to renew the Advisory Agreements.

While the investment performance of each Fund is certainly relevant to an evaluation of the nature, extent and quality of services provided, the Independent Directors also considered the full range of services, which Davis Advisors provides to the Funds and their shareholders, including:

1.	achieving satisfactory investment results over the long-term after all costs;
2.	handling shareholder transactions and requests, as efficiently and effectively as possible;
3.	providing investor education materials that help to foster healthy investor behavior; and
4.	managing third party service providers, accounting, legal and compliance services.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder’s ultimate return is the product of the fund’s results, as well as the shareholders’ behavior, specifically in selecting when to invest and which fund to invest in. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

Davis Advisors and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors concluded that this investment tends to align Davis Advisors’ and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family has contributed to the economies of scale which have lowered fees and expenses for shareholders over time.

DAVIS NEW YORK VENTURE FUND

DIRECTOR APPROVAL OF ADVISORY AGREEMENTS– (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors observed that Davis Advisors has consistently demonstrated a shareholder orientation. Davis Advisors and the Davis Funds have continued to receive recognition in the press, and among industry observers and participants, for the quality of its investment process, as well as its shareholder orientation and integrity. Shareholders buying the Davis Funds do so primarily to gain access to Davis Advisors’ investment expertise and shareholder orientation.

For 2005, Davis Advisors was honored as Domestic-Stock Fund Manager of the Year by Morningstar. In the press release, Kunal Kapoor, director of fund analysis for Morningstar, says that Davis Advisors “sets the bar for others in the industry. At a time when other firms don’t always do what is best for their shareholders, it’s refreshing to see a firm so committed to the long-term welfare of fundholders.”

The Independent Directors noted the importance of reviewing quantitative measures, but also recognized that qualitative factors could be equally, or more, important in assessing whether Davis Fund shareholders have been, or are likely to be, well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data can inform, they should not supersede the judgment of the Independent Directors who take many factors, including those listed below, into consideration in representing the shareholders of Davis Funds. In connection with reviewing comparative performance information, the Independent Directors generally give weight to longer-term measurements.

The Independent Directors believe that shareholders of Davis Funds should, and will, expect Davis Advisors to employ a disciplined, company specific, research driven, businesslike, long-term investment philosophy.

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after tax results over the longer-term; (d) efforts towards fostering healthy investor behavior by, among other things, providing educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors reviewed (a) comparative fee and expense information for competitive funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedules and, if applicable, breakpoints of the various Davis Funds, including an assessment of competitive fee schedules.

The Independent Directors reviewed the management fee schedule for each Fund, profitability of each Fund to Davis Advisors, the extent to which economies of scale would be realized as the Fund grows, and whether the fee level reflects those economies of scale. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with each Davis Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

DAVIS NEW YORK VENTURE FUND

DIRECTOR APPROVAL OF ADVISORY AGREEMENTS– (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors concluded that Davis Advisors had provided the Funds and their shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder oriented approach, as well as the successful execution of its investment discipline.

Davis New York Venture Fund

The Independent Directors noted that Davis New York Venture Fund out-performed its benchmark, the Standard & Poor’s 500® Index, and exceeded the average performance of its peer group, as determined by an independent service provider, over longer-term investment horizons.

The Independent Directors considered the total expense ratio for Davis New York Venture Fund and concluded that it was reasonable and competitive with the range of average expense ratios of its peer group as determined by an independent service provider.

The Independent Directors considered the advisory fee schedule for Davis New York Venture Fund and the addition by Davis Advisors of an additional breakpoint in the management fee, resulting in a marginal management fee of 0.440% on average net assets over $33 billion. The Independent Directors concluded that the advisory fee schedule represents an appropriate sharing between Fund shareholders and Davis Advisors of such economies of scale as may exist in the management of the Fund at current asset levels.

Approval of Advisory Arrangements

The Independent Directors determined that the advisory fee for Davis New York Venture Fund was reasonable in light of the nature, quality and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders. The Independent Directors therefore recommended continuation of the Advisory Agreements.

DAVIS NEW YORK VENTURE FUND

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions which may be granted by the Independent Directors, effective January 1, 2006, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (9/9/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; Of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	12	Director, Legg Mason Trust (asset management company) and Rodney Trust Company (Delaware).

Thomas S. Gayner (12/16/61)	Director	Director since 2004	Executive Vice President and Chief Investment Officer, Markel Corporation (insurance company).	12	Director, First Market Bank.

Jerry D. Geist (5/23/34)	Director	Director since 1986	Chairman, Santa Fe Center Enterprises (energy project development); retired Chairman and President, Public Service Company of New Mexico.	12	Director, CH2M-Hill, Inc. (engineering); Chairman, Santa Fe Center Enterprises, Member, Investment Committee for Microgeneration Technology Fund, UTECH Funds.

D. James Guzy (3/7/36)	Director	Director since 1982	Chairman, PLX Technology, Inc. (semi-conductor manufacturer).	12

Director, Intel Corp. (semi-conductor manufacturer), Cirrus Logic Corp. (semi-conductor manufacturer), Alliance Technology Fund (a mutual fund), Micro Component Technology, Inc. (micro-circuit handling and testing equipment manufacturer), LogicVision, Inc. (semi-conductor software company), and Tessera Technologies, Inc. (semi-conductor packaging company).

DAVIS NEW YORK VENTURE FUND

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

DIRECTORS – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors – (Continued)

G. Bernard Hamilton (3/18/37)	Director	Director since 1978	Retired, Managing General Partner, Avanti Partners, L.P. from 1990-2005 (investment partnership).	12	none

Samuel H. Iapalucci (7/19/52)	Director	Director since 2006	Executive Vice President and Chief Financial Officer, CH2M-Hill, Inc., (engineering).	12	none

Robert P. Morgenthau (3/22/57)	Director	Director since 2002	Chairman, NorthRoad Capital Management, LLC (an investment management firm) since June 2002; President of Private Advisory Services of Bank of America (an investment management firm) from 2001 until 2002; prior to that a managing director and global head of marketing and distribution for Lazard Asset Management (an investment management firm) for ten years.	12	none

DAVIS NEW YORK VENTURE FUND

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

DIRECTORS – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors – (Continued)

Theodore B. Smith, Jr. (12/23/32)	Director	Director since 1994	Chairman, John Hassall, Inc. (fastener manufacturing); Chairman, Cantrock Realty and Mayor, Incorporated Village of Mill Neck, NY.	12	none

Christian R. Sonne (5/6/36)	Director	Director since 1990	General Partner, Tuxedo Park Associates (land holding and development firm); President and Chief Executive Officer of Mulford Securities Corporation (private investment fund) until 1990; formerly Vice President of Goldman Sachs & Co. (investment banking); Chairman, Board of Trustees, American Scandinavian Foundation.	12	none

Marsha Williams (3/28/51)	Director	Director since 1999	Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (a real estate investment trust); former Chief Administrative Officer, Crate & Barrel (home furnishings retailer); former Vice President and Treasurer, Amoco Corporation (oil & gas company).	15

Director, the Selected Funds (consisting of three portfolios) since 1996; Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering).

DAVIS NEW YORK VENTURE FUND

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

DIRECTORS – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Jeremy H. Biggs (8/16/35)	Director/ Chairman	Director since 1994	Vice Chairman, Member of the Investment Policy Committee and Member of the International Investment Committee, all for Fiduciary Trust Company International (money management firm); Consultant to Davis Selected Advisers, L.P.	12	none

Andrew A. Davis (6/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	15	Director, the Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (7/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	15	Director, the Selected Funds (consisting of three portfolios) since 1998. Director, Washington Post Co. (newspaper publisher).

*       Jeremy H. Biggs, Andrew A. Davis, and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

DAVIS NEW YORK VENTURE FUND

2949 East Elvira Road, Tucson, Arizona 85706

Directors	Officers
Jeremy H. Biggs	Jeremy H. Biggs
Marc P. Blum	Chairman
Andrew A. Davis	Christopher C. Davis
Christopher C. Davis	President
Thomas S. Gayner	Andrew A. Davis
Jerry D. Geist	Vice President
D. James Guzy	Kenneth C. Eich
G. Bernard Hamilton	Executive Vice President & Principal
Samuel H. Iapalucci	Executive Officer
Robert P. Morgenthau	Sharra L. Reed
Theodore B. Smith, Jr.	Vice President & Chief Compliance Officer
Christian R. Sonne	Douglas A. Haines
Marsha Williams	Vice President & Principal Accounting Officer
Thomas D. Tays
Vice President & Secretary
Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Seyfarth Shaw LLP
131 South Dearborn Street, Suite 2400
Chicago, Illinois 60603-5577

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis New York Venture Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request by calling 1-800-279-0279 and on the Fund’s website at www.davisfunds.com. Quarterly Fact sheets are available on the Fund’s website at www.davisfunds.com.

Table of Contents

Management's Discussion and Analysis	2

Fund Performance and Supplementary Information	5

Schedule of Investments	11

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes in Net Assets	16

Notes to Financial Statements	17

Financial Highlights	25

Report of Independent Registered Public Accounting Firm	28

Fund Information	29

Director Approval of Advisory Agreements	30

Directors and Officers	33

DAVIS RESEARCH FUND

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis

Market Environment

During the year ended July 31, 2006, the stock market, as measured by the Standard & Poor’s 500® Index1, increased by 5.38%. U.S. economic activity, as measured by the gross domestic product (“GDP”), increased between 1.8% and 5.6% over the last four calendar quarters ended June 30, 2006. Interest rates, as measured by the 10-year Treasury bond, began August 2005 at about 4.2%, slowly increased, and ended July 2006 at about 5.0%.

Performance Overview

Davis Research Fund’s Class A shares delivered a total return on net asset value of 0.74% for the year ended July 31, 20062. Over the same time period, the Standard & Poor’s 500® Index1 returned 5.38%. The Fund’s investment strategy is to use the Davis Investment Discipline to invest the majority of its assets in equity securities issued by medium- and large-capitalization companies.

Financial companies and energy companies made important contributions3 to performance. Two financial companies, Groupe Bruxelles4 and JPMorgan Chase, and two energy companies, EOG Resources and Devon Energy, were among the top contributors to performance. One financial company, Legg Mason, was among the top detractors from performance. The Fund no longer owns Groupe Bruxelles.

Consumer discretionary companies represented the Fund’s largest sector holding and, as a group, were the most important detractors from performance. While News Corp. and Continental AG were among the top contributors to performance, AutoZone, Amazon.com, Sears, Home Depot, Liberty Media - Interactive, and Lowe’s, were among the top detractors from performance. The Fund no longer owns AutoZone or Amazon.com.

Information technology companies represented the Fund’s second largest sector holding and, as a group, they also detracted from performance. Hewlett-Packard and Nokia were among the top contributors to performance, while Dell and Microsoft were among the top detractors from performance.

Other individual companies contributing to performance included Altria, a food, beverage, and tobacco company, and Cardinal Health, a health care equipment and services company. Wal-Mart, a food and staples retailing company, detracted from performance.

The Fund’s portfolio managers have identified a number of investment opportunities in foreign companies. The Fund had approximately 21% of its assets invested in foreign companies at July 31, 2006. As a group, the foreign companies which the Fund owned out-performed the S&P 500® Index during the year.

2

DAVIS RESEARCH FUND

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis – (Continued)

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Research Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Davis Research Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in the Davis Research Fund are: (1) market risk, (2) company risk, (3) foreign country risk, (4) medium-capitalization risk, (5) focused portfolio risk, (6) headline risk, and (7) selection risk. See the prospectus for a full description of each risk.

Class A, B, and C shares of the Davis Research Fund have been registered with the Securities and Exchange Commission, and in selected states, where eligible investors are residents. Shares of the Davis Research Fund are currently not available for public sale in any other states or jurisdictions. Currently, only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies), are eligible to purchase Fund shares. The Adviser reserves the right to reject any offer to purchase shares.

1          The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

2          Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than when purchased. Below are the average annual total returns for the periods ended July 31, 2006:

			Fund Inception
	1-Year	3-Year	(10/31/01)
Davis Research Fund A -
without sales charge	0.74%	13.57%	8.40%
Davis Research Fund A -
with a 4.75% sales charge	(4.05)%	11.72%	7.29%
Standard & Poor’s 500® Index	5.38%	10.79%	5.83%

Fund performance changes over time and current performance may be higher or lower than stated. Returns for other classes of shares will vary from the above returns. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

3

DAVIS RESEARCH FUND

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

Management’s Discussion and Analysis – (Continued)

3       A company’s or sector’s contribution to the Fund’s performance is a product of both, its appreciation or depreciation, and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

4          This Management Discussion and Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

Shares of the Davis Research Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

4

DAVIS RESEARCH FUND

CLASS A FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended July 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes an			Account Value	Account Value	During Period*
initial sales charge of 4.75%)			(02/01/06)	(07/31/06)	(02/01/06-07/31/06)
One-Year	(4.05)%	Actual	$1,000.00	$971.05	$4.59
Life of Class (October 31, 2001		Hypothetical (5% return
through July 31, 2006)	7.29%	before expenses)	$1,000.00	$1,020.13	$4.71

*Expenses are equal to the Class’s annualized expense ratio (0.94%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). See Notes to Performance on page 8 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Research Fund, Class A Shares on October 31, 2001 (commencement of operations) and paid a 4.75% sales charge. As the chart shows, by July 31, 2006, the value of your investment would have been $13,969 - a 39.69% increase on your initial investment. For comparison, look at how the Standard & Poor's 500® Stock Index did over the same time period. With dividends reinvested, the same $10,000 investment would have grown to $13,086 - a 30.86% increase.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Research Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

DAVIS RESEARCH FUND

CLASS B FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended July 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge)			(02/01/06)	(07/31/06)	(02/01/06-07/31/06)
One-Year	(4.58)%	Actual	$1,000.00	$963.44	$12.17
Life of Class (October 31, 2001		Hypothetical (5% return
through July 31, 2006)	6.48%	before expenses)	$1,000.00	$1,012.40	$12.47

*Expenses are equal to the Class’s annualized expense ratio (2.50%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). See Notes to Performance on page 8 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Research Fund, Class B Shares on October 31, 2001 (commencement of operations). As the chart shows, by July 31, 2006, the value of your investment (less a contingent deferred sales charge) would have been $13,474 - a 34.74% increase on your initial investment. For comparison, look at how the Standard & Poor's 500® Stock Index did over the same time period. With dividends reinvested, the same $10,000 investment would have grown to $13,086 - a 30.86% increase.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Research Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

DAVIS RESEARCH FUND

CLASS C FUND PERFORMANCE

Average Annual Total Return		Expense Example
for the periods ended July 31, 2006			Beginning	Ending	Expenses Paid
(This calculation includes any applicable			Account Value	Account Value	During Period*
contingent deferred sales charge)			(02/01/06)	(07/31/06)	(02/01/06-07/31/06)
One-Year	(1.68)%	Actua	$1,000.00	$963.50	$12.17
Life of Class (October 31, 2001		Hypothetical (5% return
through July 31, 2006)	6.84%	before expenses)	$1,000.00	$1,012.40	$12.47

*Expenses are equal to the Class’s annualized expense ratio (2.50%), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). See Notes to Performance on page 8 for a description of the “Expense Example”.

$10,000 invested at inception. Let’s say you invested $10,000 in Davis Research Fund, Class C Shares on October 31, 2001 (commencement of operations). As the chart shows, by July 31, 2006, the value of your investment would have been $13,694 – a 36.94% increase on your initial investment. For comparison, look at how the Standard & Poor's 500® Stock Index did over the same time period. With dividends reinvested, the same $10,000 investment would have grown to $13,086 - a 30.86% increase.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Research Fund, contained in this report, represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7

DAVIS RESEARCH FUND

NOTES TO PERFORMANCE

The following disclosure provides important information regarding the Fund’s Expense Example, which appears in each Class’s Fund Performance section of this Annual Report. Please refer to this information when reviewing the Expense Example for each Class.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in Dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is from 02/01/06 to 07/31/06. Please note that the Expense Example is general and does not reflect certain transaction or account specific costs, which may increase your total costs of investing in the Fund. If these transaction or account specific costs were included in the Expense Example, the expenses would have been higher.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information in the row entitled “Hypothetical”, is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

DAVIS RESEARCH FUND

FUND OVERVIEW

At July 31, 2006

Portfolio Makeup		Sector Weightings
(% of Fund’s Net Assets)		(% of Stock Holdings)

			Fund	S&P 500®
Common Stock	99.8%	Media	25.2%	3.4%
Short Term Investments	0.3%	Technology	18.5%	14.2%
Other Assets & Liabilities	(0.1)%	Retail	8.0%	3.2%
	100.0%	Energy	8.0%	10.7%
		Materials	6.6%	2.9%
		Health Care	5.9%	12.9%
		Automobiles & Components	5.4%	0.6%
		Food & Staples Retailing	4.5%	2.3%
		Diversified Financials	4.1%	10.1%
		Household & Personal Products	3.3%	2.4%
		Consumer Services	2.9%	1.6%
		Food, Beverage & Tobacco	1.9%	5.0%
		Insurance	1.9%	4.7%
		Telecommunication Services	1.6%	3.5%
		Consumer Durables & Apparel	1.2%	1.1%
		Capital Goods	1.0%	8.6%
		Banks	–	6.0%
		Other	–	6.8%
			100.0%	100.0%

Top 10 Holdings

Security	Industry	% of Fund’s Net Assets
Lagardere S.C.A.	Publishing	8.63%
Microsoft Corp.	Software & Services	5.60%
News Corp., Class A	Movies & Entertainment	4.82%
Dell Inc.	Technology Hardware & Equipment	3.58%
Comcast Corp., Special Class A	Broadcasting & Cable TV	3.33%
WPP Group PLC	Advertising	3.28%
Avon Products, Inc.	Household & Personal Products	3.27%
Hewlett-Packard Co.	Technology Hardware & Equipment	3.07%
Devon Energy Corp.	Energy	3.07%
DIRECTV Group, Inc.	Broadcasting & Cable TV	3.04%

9

DAVIS RESEARCH FUND

PORTFOLIO ACTIVITY – AUGUST 1, 2005 THROUGH JULY 31, 2006

New Positions Added (08/01/05-07/31/06)

(Highlighted positions are those greater than 2.00% of 7/31/06 total net assets)

Security	Sector	Date of 1st Purchase	% of 07/31/06 Fund Net Assets
Apollo Group, Inc., Class A	Consumer Services	01/12/06	2.83%
Bed Bath & Beyond Inc.	Homefurnishing Retail	07/07/06	0.53%
BHP Billiton PLC	Materials	12/12/05	1.61%
Cisco Systems, Inc.	Technology Hardware & Equipment	01/30/06	1.95%
Companhia Vale do Rio Doce, ADR	Materials	12/12/05	1.46%
Continental AG	Automobiles & Components	08/09/05	2.49%
Dell Inc.	Technology Hardware & Equipment	12/08/05	3.58%
DIRECTV Group, Inc.	Broadcasting & Cable TV	04/12/06	3.04%
JPMorgan Chase & Co.	Diversified Financial Services	08/24/05	2.37%
Legg Mason, Inc.	Capital Markets	05/18/06	1.74%
Liberty Media Holding Corp. -
Capital, Series A	Broadcasting & Cable TV	03/02/06	2.05%
Liberty Media Holding Corp. -
Interactive, Series A	Catalog Retail	03/02/06	2.07%
Monsanto Co.	Materials	12/06/05	1.94%
News Corp., Class A	Movies & Entertainment	10/05/05	4.82%
Rio Tinto PLC	Materials	12/12/05	1.59%
Sprint Nextel Corp.	Telecommunication Services	09/21/05	1.60%
3M Co.	Capital Goods	07/25/06	1.03%
Toll Brothers, Inc.	Consumer Durables & Apparel	06/15/06	1.22%
Transocean Inc.	Energy	02/14/06	2.11%
UnitedHealth Group Inc.	Health Care Equipment & Services	05/09/06	2.40%
Zimmer Holdings, Inc.	Health Care Equipment & Services	12/02/05	2.69%

Positions Closed (08/01/05-07/31/06)

(Gains and losses greater than $200,000 are highlighted)

		Date of	Realized
Security	Sector	Final Sale	Gain (Loss)
Amazon.com, Inc.	Internet Retail	05/24/06	$152,434
AutoNation, Inc.	Automotive Retail	07/25/06	622,531
AutoZone, Inc.	Automotive Retail	10/28/05	566,452
EchoStar Communications Corp.,
Class A	Broadcasting & Cable TV	04/18/06	54,464
Embarq Corp.	Telecommunication Services	06/30/06	(4,971)
Groupe Bruxelles Lambert S.A.	Diversified Financial Services	05/02/06	1,044,967
Groupe Bruxelles Lambert S.A.
(Strip VVPR)	Diversified Financial Services	05/15/06	14
Novartis AG, Registered	Pharmaceuticals, Biotechnology
	& Life Sciences	08/09/05	210,874
Takefuji Corp.	Consumer Finance	08/08/05	14,750
TJX Cos, Inc.	Apparel Retail	09/19/05	91,105

10

DAVIS RESEARCH FUND

SCHEDULE OF INVESTMENTS

July 31, 2006

Value
Shares	Security	(Note 1)
COMMON STOCK – (99.83%)

ADVERTISING – (3.28%)
122,800	WPP Group PLC (United Kingdom)	$1,453,188
AUTOMOBILES & COMPONENTS – (5.37%)
10,800	Continental AG (Germany)	1,103,674
22,300	Harley-Davidson, Inc.	1,271,100
		2,374,774
BROADCASTING & CABLE TV – (8.41%)
43,000	Comcast Corp., Special Class A*	1,475,115
78,800	DIRECTV Group, Inc.*	1,343,540
11,100	Liberty Media Holding Corp. - Capital, Series A*	905,815
		3,724,470
CAPITAL GOODS – (1.03%)
6,500	3M Co.	457,600
CAPITAL MARKETS – (1.74%)
9,200	Legg Mason, Inc.	767,924
CATALOG RETAIL – (2.07%)
55,500	Liberty Media Holding Corp. - Interactive, Series A*	914,363
CONSUMER DURABLES & APPAREL – (1.22%)
21,100	Toll Brothers, Inc.*	539,527
CONSUMER SERVICES – (2.83%)
26,500	Apollo Group, Inc., Class A*	1,254,113
DEPARTMENT STORES – (2.42%)
7,800	Sears Holdings Corp.*	1,070,511
DIVERSIFIED FINANCIAL SERVICES – (2.37%)
23,000	JPMorgan Chase & Co.	1,049,260
ENERGY – (8.01%)
21,000	Devon Energy Corp.	1,357,440
16,900	EOG Resources, Inc.	1,253,135
12,100	Transocean Inc.*	934,483
		3,545,058
FOOD & STAPLES RETAILING – (4.52%)
20,200	Costco Wholesale Corp.	1,064,944
21,000	Wal-Mart Stores, Inc.	934,500
		1,999,444
FOOD, BEVERAGE & TOBACCO – (1.90%)
10,500	Altria Group, Inc.	839,685
HEALTH CARE EQUIPMENT & SERVICES – (5.86%)
5,100	Cardinal Health, Inc.	341,700
22,200	UnitedHealth Group Inc.	1,061,826
18,800	Zimmer Holdings, Inc.*	1,188,912
		2,592,438

11

DAVIS RESEARCH FUND

SCHEDULE OF INVESTMENTS – (Continued)

July 31, 2006

Value
Shares	Security	(Note 1)
COMMON STOCK – (Continued)

HOMEFURNISHING RETAIL – (0.53%)
7,000	Bed Bath & Beyond Inc.*	$234,395
HOME IMPROVEMENT RETAIL – (3.00%)
19,300	Home Depot, Inc.	669,903
23,200	Lowe’s Cos, Inc.	657,720
		1,327,623
HOUSEHOLD & PERSONAL PRODUCTS – (3.27%)
49,900	Avon Products, Inc.	1,446,601
MATERIALS – (6.60%)
37,700	BHP Billiton PLC (United Kingdom)	714,095
32,400	Companhia Vale do Rio Doce, ADR (Brazil)	644,760
20,000	Monsanto Co.	859,800
13,600	Rio Tinto PLC (United Kingdom)	702,443
		2,921,098
MOVIES & ENTERTAINMENT – (4.82%)
110,900	News Corp., Class A	2,133,716
PROPERTY & CASUALTY INSURANCE – (1.86%)
9	Berkshire Hathaway Inc., Class A*	824,400
PUBLISHING – (8.63%)
54,500	Lagardere S.C.A. (France)	3,822,045
SOFTWARE & SERVICES – (5.60%)
103,100	Microsoft Corp.	2,480,586
TECHNOLOGY HARDWARE & EQUIPMENT – (12.89%)
48,200	Cisco Systems, Inc.*	861,093
73,000	Dell Inc.*	1,585,195
42,600	Hewlett-Packard Co.	1,359,366
13,400	International Business Machines Corp.	1,037,294
43,500	Nokia Oyj (Finland)	862,954
		5,705,902
TELECOMMUNICATION SERVICES – (1.60%)
35,800	Sprint Nextel Corp.	708,840

Total Common Stock – (identified cost $38,136,337)	44,187,561

12

DAVIS RESEARCH FUND

SCHEDULE OF INVESTMENTS – (Continued)

July 31, 2006

Value
Principal	Security	(Note 1)
SHORT TERM INVESTMENTS – (0.27%)

$36,000	Banc of America Securities LLC Joint Repurchase Agreement, 5.28%,
	08/01/06, dated 07/31/06, repurchase value of $36,005
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 5.00%-5.50%, 10/01/20-12/01/35, total market
	value $36,720)	$36,000
52,000	Nomura Securities International, Inc. Joint Repurchase Agreement, 5.28%,
	08/01/06, dated 07/31/06, repurchase value of $52,008
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 3.457%-7.242%, 07/01/24-08/01/36, total market
	value $53,040)	52,000
34,000	UBS Securities LLC Joint Repurchase Agreement, 5.28%,
	08/01/06, dated 07/31/06, repurchase value of $34,005
	(collateralized by: U.S. Government agency mortgages in a pooled
	cash account, 4.50%-7.00%, 12/01/13-12/01/35, total market
	value $34,680)	34,000

	Total Short Term Investments – (identified cost $122,000)	122,000

Total Investments – (100.10%) – (identified cost $38,258,337) – (a)	44,309,561
Liabilities Less Other Assets – (0.10%)	(44,981)
Net Assets – (100%)	$44,264,580

*Non-Income Producing Security.

ADR: American Depository Receipt

(a)    Aggregate cost for Federal Income Tax purposes is $38,279,570. At July 31, 2006, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

Unrealized appreciation	$7,689,951
Unrealized depreciation	(1,659,960)
Net unrealized appreciation	$6,029,991

See Notes to Financial Statements

13

DAVIS RESEARCH FUND

STATEMENT OF ASSETS AND LIABILITIES

At July 31, 2006

ASSETS:
Investments in securities, at value (cost of $38,258,337) (see accompanying
Schedule of Investments)	$44,309,561
Cash	2,268
Receivables:
Dividends and interest	4,645
Capital stock sold	158
Total assets	44,316,632
LIABILITIES:
Accrued expenses	23,154
Accrued management fees	28,898
Total liabilities	52,052
NET ASSETS	$44,264,580

NET ASSETS CONSIST OF:
Par value of shares of capital stock	$169,208
Additional paid-in capital	36,120,392
Undistributed net investment income	376,840
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currency	6,051,227
Accumulated net realized gains from investments and foreign currency transactions	1,546,913
Net Assets	$44,264,580

CLASS A SHARES:
Net assets	$44,261,846
Shares outstanding	3,383,950
Net asset value and redemption price per share	$13.08
Maximum offering price per share (100/95.25 of $13.08)*	$13.73

CLASS B SHARES:
Net assets	$1,366
Shares outstanding	108
Net asset value, offering, and redemption price per share	$12.65

CLASS C SHARES:
Net assets	$1,368
Shares outstanding	108
Net asset value, offering, and redemption price per share	$12.67

*On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

14

DAVIS RESEARCH FUND

STATEMENT OF OPERATIONS

For the year ended July 31, 2006

Investment Income:
Income:
Dividends (Net of foreign withholding taxes of $20,316)		$445,402
Interest		32,890
Total income		478,292
Expenses:
Management fees (Note 3)	$316,001
Custodian fees	34,997
Transfer agent fees:
Class A	986
Class B	128
Class C	126
Audit fees	13,200
Legal fees	110
Accounting fees (Note 3)	6,000
Reports to shareholders	192
Directors’ fees and expenses	730
Registration and filing fees	17,864
Miscellaneous	7,703
Payments under distribution plan (Note 4):
Class B	10
Class C	10
Total expenses		398,057
Expenses paid indirectly (Note 6)		(422)
Reimbursement of expenses by adviser (Notes 3 & 8)		(295)
Net expenses		397,340
Net investment income		80,952

Realized and Unrealized Gain (LOSS) on Investments:
Net realized gain from:
Investment transactions		3,597,371
Foreign currency transactions		1,175
Net decrease in unrealized appreciation on investments and translation of assets
and liabilities denominated in foreign currency		(3,484,554)
Net realized and unrealized gain on investments and foreign currency		113,992
Net increase in net assets resulting from operations		$194,944

See Notes to Financial Statements

15

DAVIS RESEARCH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended July 31, 2006	Year ended July 31, 2005
Operations:
Net investment income	$80,952	$143,375
Net realized gain from investments and foreign currency
transactions	3,598,546	3,432,174
Net increase (decrease) in unrealized appreciation on
investments and translation of assets and liabilities
denominated in foreign currency	(3,484,554)	5,043,430
Net increase in net assets resulting from operations	194,944	8,618,979

Dividends and Distributions to
Shareholders From:
Net investment income:
Class A	(710,770)	(310,780)
Class B	(1)	–
Class C	(1)	–
Realized gains from investment transactions:
Class A	(2,754,020)	–
Class B	(102)	–
Class C	(102)	–

Capital Share Transactions:
net increase (decrease) in assets resulting from capital share transactions (Note 5)
Class A	9,182,485	513,826
Class B	103	(52)
Class C	103	(52)

Total increase in net assets	5,912,639	8,821,921

Net Assets:
Beginning of year	38,351,941	29,530,020
End of year*	$44,264,580	$38,351,941

*Including undistributed net investment income
(accumulated net investment loss) of	$376,840	$(54,329)

See Notes to Financial Statements

16

DAVIS RESEARCH FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2006

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund commenced operations on October 31, 2001. The Fund offers shares in three classes, Class A, Class B, and Class C. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class’s distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

Master Repurchase Agreements – The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation – The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

17

DAVIS RESEARCH FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

July 31, 2006

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

Foreign Currency – The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes – It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for Federal Income or excise tax is required.

Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders – Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses) and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and distributions in connection with redemption of Fund shares. The character of the dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for Federal Income Tax purposes. Also, due to the timing of the dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2006 amounts have been reclassified to reflect a decrease in accumulated net investment loss of $1,060,989, a decrease to accumulated net realized gains of $1,083,406, and an increase to paid-in capital of $22,417. Net assets have not been affected by this reclassification.

18

DAVIS RESEARCH FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

July 31, 2006

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (Continued)

The tax character of distributions paid during the years ended July 31, 2006 and 2005 is as follows:

	2006	2005
Ordinary income	$ 710,772	$310,780
Long-term capital gain	$2,754,224	–

As of July 31, 2006, the components of distributable earnings on a tax basis were as follows:

2006
Undistributed net investment income	659,540
Undistributed long-term capital gain	1,285,446
Net unrealized appreciation on investments and foreign
currency transactions	6,029,994
Total	7,974,980

Indemnification – Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

New Accounting Pronouncement – In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Funds are evaluating the impact that will result from adopting FIN 48. Currently, no reasonable estimate of the impact can be made.

NOTE 2 – PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 2006, were $24,086,791 and $17,810,659, respectively.

19

DAVIS RESEARCH FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

July 31, 2006

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid to Davis Advisors (the “Adviser”), the Fund’s investment adviser, at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% on the next $250 million, and 0.55% of the average net assets in excess of $500 million. Advisory fees paid during the year ended July 31, 2006, approximated 0.75% of average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended July 31, 2006 amounted to $98. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee amounted to $6,000 for the year ended July 31, 2006. The Adviser is contractually committed to waive fees and/or reimburse the Fund’s expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.50%; Class B shares, 2.50%; Class C shares 2.50%), such reimbursements amounted to $105 and $102 for Class B and C shares, respectively. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 4 – DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

During the year ended July 31, 2006, Davis Distributors, LLC, the Fund’s Underwriter (the “Underwriter” or “Distributor”) received no commissions earned on sales of Class A shares of the Fund.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers. There was no service fee for Class A shares of the Fund for the year ended July 31, 2006.

20

DAVIS RESEARCH FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

July 31, 2006

NOTE 4 – DISTRIBUTION AND UNDERWRITING FEES – (Continued)

CLASS B SHARES

Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which is currently 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1.00% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1.00%) of distribution charges that exceed the 1.00% annual limit in some future period or periods when the plan limits have not been reached.

During the year ended July 31, 2006, Class B shares of the Fund made distribution payments of $10 and there were no payments made for service fees.

There were no commission advances by the Distributor during the year ended July 31, 2006 on the sale of Class B shares of the Fund.

The Distributor intends to seek payment from Class B shares of the Fund in the amount of $32, which represents the maximum amount allowed under applicable NASD rules discussed above. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payments are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 2006, the Distributor received no contingent deferred sales charges from Class B shares of the Fund.

21

DAVIS RESEARCH FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

July 31, 2006

NOTE 4 – DISTRIBUTION AND UNDERWRITING FEES – (Continued)

CLASS C SHARES

Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1.00% if redeemed within one year of purchase.

The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class C shares. Payments under the Class C Distribution Plan are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the NASD, which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1.00%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1.00% limitations applicable to the Class B Distribution Plan.

During the year ended July 31, 2006, Class C shares of the Fund made distribution payments of $10 and there were no payments made for service fees.

There were no commission advances by the Distributor on the sale of Class C shares of the Fund and the Distributor received no contingent deferred sales charges from Class C shares of the Fund during the year ended July 31, 2006.

22

DAVIS RESEARCH FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

July 31, 2006

NOTE 5 - CAPITAL STOCK

At July 31, 2006, there were 3 billion shares of capital stock ($0.05 par value per share) authorized, 500 million of which shares are classified as Davis Research Fund. Transactions in capital stock were as follows:

Class A	Year ended July 31, 2006		Year ended July 31, 2005
	Shares	Amount	Shares	Amount
Shares subscribed	489,158	$6,584,089	35,961	$479,265
Shares issued in reinvestment of
distributions	261,836	3,455,621	23,294	310,250
	750,994	10,039,710	59,255	789,515
Shares redeemed	(64,305)	(857,225)	(21,956)	(275,689)
Net increase	686,689	$9,182,485	37,299	$513,826

Class B	Year ended July 31, 2006		Year ended July 31, 2005
	Shares	Amount	Shares	Amount
Shares subscribed	–	$–	–	$–
Shares issued in reinvestment of
distributions	8	103	–	–
	8	103	–	–
Shares redeemed	–	–	(4)	(52)
Net increase (decrease)	8	$103	(4)	$(52)

Class C	Year ended July 31, 2006		Year ended July 31, 2005
	Shares	Amount	Shares	Amount
Shares subscribed	–	$–	–	$–
Shares issued in reinvestment of
distributions	8	103	–	–
	8	103	–	–
Shares redeemed	–	–	(4)	(52)
Net increase (decrease)	8	$103	(4)	$(52)

23

DAVIS RESEARCH FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

July 31, 2006

NOTE 6 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances. Such reductions amounted to $422 during the year ended July 31, 2006.

NOTE 7 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other Davis Funds in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the overnight Federal Funds Rate, plus 0.75%. The Fund had no borrowings outstanding for the year ended July 31, 2006.

NOTE 8 - PAYMENTS BY AFFILIATES

The Adviser voluntarily reimbursed the Fund for balance earnings credits on certain Fund demand deposit accounts held at BFDS during the period October 31, 2001 to May 31, 2005. These credits were previously retained by BFDS and not directly transferred to the Fund. The amount paid to Davis Research Fund amounted to $88.

NOTE 9 - LITIGATION MATTERS

On June 2, 2004, a proposed class action lawsuit was filed in the United States District Court for the Southern District of New York on behalf of investors in certain mutual funds (“Funds”) managed by Davis Selected Advisers L.P. (“Davis Advisors”), including Davis New York Venture Fund, Inc. (Davis Research Fund is an authorized series of Davis New York Venture Fund, Inc.). The plaintiffs claimed, that Davis Advisors and its affiliates, and the individual directors of the Funds (collectively the “Defendants”), used Fund assets to pay brokers to market the Funds, and that the Defendants disguised such payments as brokerage commissions, and further failed to disclose such payments in public filings or elsewhere. The lawsuit seeks damages of unspecified amounts. Three substantially identical proposed class action lawsuits were filed against the Defendants later in June and July 2004 in the United States District Court for the Southern District of New York. All four suits were consolidated into a single action. In October 2005, the District Court issued an order dismissing the consolidated amended class action complaint. The plaintiffs subsequently sought a motion for reconsideration, which was denied in November 2005. In December 2005, the plaintiffs filed an appeal with the United States Court of Appeals for the Second Circuit. The appeal was withdrawn in March 2006.

24

DAVIS RESEARCH FUND

FINANCIAL HIGHLIGHTS

CLASS A

Financial Highlights for a share of capital stock outstanding throughout each period:

	Year ended July 31,				October 31, 2001 (Commencement of operations) through July 31,
	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$14.22	$11.10	$9.93	$8.23	$10.00

Income (Loss) From Investment Operations:
Net Investment Income	0.04	0.05	0.06	0.07	0.06
Net Realized and Unrealized
Gains (Losses)	0.06	3.19	1.18	1.69	(1.82)
Total from Investment Operations	0.10	3.24	1.24	1.76	(1.76)

Dividends and Distributions:
Dividends from Net Investment Income	(0.22)	(0.12)	(0.07)	(0.06)	(0.01)
Distributions from Realized Gains	(1.02)	–	–	–	–
Total Dividends and Distributions	(1.24)	(0.12)	(0.07)	(0.06)	(0.01)

Net Asset Value, End of Period	$13.08	$14.22	$11.10	$9.93	$8.23

Total Return[1]	0.74%	29.23%	12.50%	21.56%	(17.62)%

Ratios/Supplemental Data:
Net Assets, End of Period
(000 omitted)	$44,262	$38,349	$29,528	$26,169	$21,623
Ratio of Expenses to Average
Net Assets	0.94%	0.93%	0.99%	1.03%	1.05%*
Ratio of Net Investment Income to
Average Net Assets	0.20%	0.43%	0.60%	0.87%	0.81%*
Portfolio Turnover Rate[2]	43%	54%	44%	119%	45%

[1]

Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

[2]

The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*	Annualized.

See Notes to Financial Statements

25

DAVIS RESEARCH FUND

FINANCIAL HIGHLIGHTS

CLASS B

Financial Highlights for a share of capital stock outstanding throughout each period:

	Year ended July 31,				October 31, 2001 (Commencement of operations) through July 31,
	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$13.80	$10.86	$9.79	$8.17	$10.00

Income (Loss) From Investment Operations:
Net Investment Loss	(0.17)	(0.17)	(0.09)	(0.06)	(0.02)
Net Realized and Unrealized
Gains (Losses)	0.05	3.11	1.16	1.68	(1.81)
Total from Investment Operations	(0.12)	2.94	1.07	1.62	(1.83)

Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	–	–	–	–
Distributions from Realized Gains	(1.02)	–	–	–	–
Total Dividends and Distributions	(1.03)	–	–	–	–

Net Asset Value, End of Period	$12.65	$13.80	$10.86	$9.79	$8.17

Total Return[1]	(0.91)%	27.07%	10.93%	19.83%	(18.30)%

Ratios/Supplemental Data:
Net Assets, End of Period
(000 omitted)	$1	$1	$1	$1	$1
Ratio of Expenses to Average
Net Assets	2.50%[3]	2.02%	2.05%	2.06%	2.04%*
Ratio of Net Investment Loss to
Average Net Assets	(1.36)%	(0.66)%	(0.46)%	(0.16)%	(0.18)% *
Portfolio Turnover Rate[2]	43%	54%	44%	119%	45%

[1]

Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

[2]

The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Had the Adviser not reimbursed certain expenses, the ratio of expenses to average net assets for the year ended July 31, 2006 would have been 10.95%.

*	Annualized.

See Notes to Financial Statements

26

DAVIS RESEARCH FUND

FINANCIAL HIGHLIGHTS

CLASS C

Financial Highlights for a share of capital stock outstanding throughout each period:

	Year ended July 31,				October 31, 2001 (Commencement of operations) through July 31,
	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$13.80	$10.86	$9.79	$8.17	$10.00

Income (Loss) From Investment Operations:
Net Investment Loss	(0.16)	(0.16)	(0.09)	(0.06)	(0.02)
Net Realized and Unrealized
Gains (Losses)	0.06	3.10	1.16	1.68	(1.81)
Total from Investment Operations	(0.10)	2.94	1.07	1.62	(1.83)

Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	–	–	–	–
Distributions from Realized Gains	(1.02)	–	–	–	–
Total Dividends and Distributions	(1.03)	–	–	–	–

Net Asset Value, End of Period	$12.67	$13.80	$10.86	$9.79	$8.17

Total Return[1]	(0.77)%	27.07%	10.93%	19.83%	(18.30)%

Ratios/Supplemental Data:
Net Assets, End of Period
(000 omitted)	$1	$1	$1	$1	$1
Ratio of Expenses to Average
Net Assets	2.50%[3]	2.02%	2.05%	2.06%	2.04%*
Ratio of Net Investment Loss to
Average Net Assets	(1.36)%	(0.66)%	(0.46)%	(0.16)%	(0.18)%*
Portfolio Turnover Rate[2]	43%	54%	44%	119%	45%

[1]

Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

[2]

The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[3]	Had the Adviser not reimbursed certain expenses, the ratio of expenses to average net assets for the year ended July 31, 2006 would have been 10.77%.

*	Annualized.

See Notes to Financial Statements

27

DAVIS RESEARCH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

of Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis Research Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from October 31, 2001 (commencement of operations) through July 31, 2002. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Research Fund as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from October 31, 2001 (commencement of operations) through July 31, 2002, in conformity with U.S. generally accepted accounting principles.

Denver, Colorado

September 8, 2006

28

DAVIS RESEARCH FUND

FUND INFORMATION

Federal Income Tax Information (Unaudited)

In early 2007, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

During the fiscal year ended July 31, 2006, $710,772 of dividends paid by the Fund constituted income dividends for Federal Income Tax purposes.

During the fiscal year ended July 31, 2006, the Fund declared and paid long-term capital gain dividends in the amount of $2,754,224.

Dividends paid by the Fund during the fiscal year ended July 31, 2006, which are not designated as capital gain dividends should be multiplied by 28% to arrive at the net amount eligible for the corporate dividends-received deduction.

For the fiscal year ended July 31, 2006 certain dividends paid by the Fund constitute qualified dividend income for Federal Income Tax purposes. The Fund designates $471,437 as qualified dividend income.

The foregoing information is presented to assist shareholders in reporting dividends received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations, which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request by calling 1-800-279-0279 or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

DAVIS RESEARCH FUND

DIRECTOR APPROVAL OF ADVISORY AGREEMENTS

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund's advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

As a part of this process the Independent Directors, with the assistance of counsel for the Independent Directors, prepares questions, which it submits to Davis Advisors in anticipation of the annual contract review. In a separate meeting held prior to the March 2006 board meeting, the Independent Directors reviewed and evaluated all information, which they deemed reasonably necessary in the circumstances. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements are in the best interests of the Funds and their shareholders. The Independent Directors recommended that the full Board of Directors approve the continuance of the Advisory Agreements, which occurred at the March 2006 board meeting.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to the Independent Directors and were not the result of any single factor. The following facts and conclusions were important, but not exclusive, in the Independent Directors’ recommendation to renew the Advisory Agreements.

While the investment performance of each Fund is certainly relevant to an evaluation of the nature, extent and quality of services provided, the Independent Directors also considered the full range of services, which Davis Advisors provides to the Funds and their shareholders, including:

1.	achieving satisfactory investment results over the long-term after all costs;
2.	handling shareholder transactions and requests, as efficiently and effectively as possible;
3.	providing investor education materials that help to foster healthy investor behavior; and
4.	managing third party service providers, accounting, legal and compliance services.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder’s ultimate return is the product of the fund’s results, as well as the shareholders’ behavior, specifically in selecting when to invest and which fund to invest in. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.

30

DAVIS RESEARCH FUND

DIRECTOR APPROVAL OF ADVISORY AGREEMENTS - (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

Davis Advisors and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors concluded that this investment tends to align Davis Advisors’ and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are highly motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale which, have lowered fees and expenses for shareholders over time.

The Independent Directors observed that Davis Advisors has consistently demonstrated a shareholder orientation. Davis Advisors and the Davis Funds have continued to receive recognition in the press, and among industry observers and participants, for the quality of its investment process, as well as its shareholder orientation and integrity. Shareholders buying the Davis Funds do so primarily to gain access to Davis Advisors’ investment expertise and shareholder orientation.

For 2005, Davis Advisors was honored as Domestic-Stock Fund Manager of the Year by Morningstar. In the press release, Kunal Kapoor, Director of Fund Analysis for Morningstar, says that Davis Advisors “sets the bar for others in the industry. At a time when other firms don’t always do what is best for their shareholders, it’s refreshing to see a firm so committed to the long-term welfare of fundholders.”

The Independent Directors noted the importance of reviewing quantitative measures, but also recognized that qualitative factors could be equally, or more, important in assessing whether Davis Fund shareholders have been, or are likely to be, well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data can inform, they should not supersede the judgment of the Independent Directors who take many factors, including those listed below, into consideration in representing the shareholders of Davis Funds. In connection with reviewing comparative performance information, the Independent Directors generally give weight to longer-term measurements.

The Independent Directors believe that shareholders of Davis Funds should, and will, expect Davis Advisors to employ a disciplined, company specific, research driven, businesslike, long-term investment philosophy.

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after tax results over the longer-term; (d) efforts towards fostering healthy investor behavior by, among other things, providing educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

31

DAVIS RESEARCH FUND

DIRECTOR APPROVAL OF ADVISORY AGREEMENTS - (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors reviewed (a) comparative fee and expense information for competitive funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedules and, if applicable, breakpoints of the various Davis Funds, including an assessment of competitive fee schedules.

The Independent Directors reviewed the management fee schedule for each Fund, profitability of each Fund to Davis Advisors, the extent to which economies of scale would be realized as the Fund grows, and whether the fee level reflects those economies of scale. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with each Davis Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors concluded that Davis Advisors had provided the Funds and their shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder oriented approach, as well as the successful execution of its investment discipline.

Davis Research Fund

The Independent Directors noted that Davis Research Fund’s Class A shares out-performed its benchmark, the Standard & Poor’s 500® Index, and exceeded the average performance of its peer group, as determined by an independent service provider, over the investment horizons available for review (the Fund began operations on October 31, 2001).

The Independent Directors considered the total expense ratio for Davis Research Fund and concluded that it is reasonable and competitive with the range of average expense ratios of its peer group as determined by an independent service provider.

The Independent Directors considered the advisory fee schedule for Davis Research Fund. The Independent Directors concluded that the advisory fee schedule represents an appropriate sharing between Fund shareholders and Davis Advisors of such economies of scale as may exist in the management of the Fund at current asset levels.

Approval of Advisory Arrangements

The Independent Directors determined that the advisory fee for Davis Research Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders. The Independent Directors therefore recommended continuation of the Advisory Agreements.

32

DAVIS RESEARCH FUND

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the Directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, effective January 1, 2006, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name	Held With	Time	Principal Occupation(s)	Overseen by	Other Directorships
(birthdate)	Fund	Served	During Past Five Years	Director	Held by Director

Independent Directors

Marc P. Blum (9/9/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; Of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (law firm).	12	Director, Legg Mason Trust (asset management company) and Rodney Trust Company (Delaware).

Thomas S. Gayner (12/16/61)	Director	Director since 2004	Executive Vice President and Chief Investment Officer, Markel Corporation (insurance company).	12	Director, First Market Bank.

Jerry D. Geist (5/23/34)	Director	Director since 1986	Chairman, Santa Fe Center Enterprises (energy project development); retired Chairman and President, Public Service Company of New Mexico.	12	Director, CH2M-Hill, Inc. (engineering); Chairman, Santa Fe Center Enterprises, Member, Investment Committee for Microgeneration Technology Fund, UTECH Funds.

33

DAVIS RESEARCH FUND

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

DIRECTORS – (Continued)

Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name	Held With	Time	Principal Occupation(s)	Overseen by	Other Directorships
(birthdate)	Fund	Served	During Past Five Years	Director	Held by Director

Independent Directors – (Continued)

D. James Guzy (3/7/36)	Director	Director since 1982	Chairman, PLX Technology, Inc. (semi-conductor manufacturer).	12

Director, Intel Corp. (semi-conductor manufacturer), Cirrus Logic Corp. (semi-conductor manufacturer), Alliance Technology Fund (a mutual fund), Micro Component Technology, Inc. (micro-circuit handling and testing equipment manufacturer), LogicVision, Inc. (semi-conductor software company), and Tessera Technologies, Inc. (semi-conductor packaging company).

G. Bernard Hamilton (3/18/37)	Director	Director since 1978	Retired, Managing General Partner, Avanti Partners, L.P. from 1990-2005 (investment partnership).	12	none

Samuel H. Iapalucci (7/19/52)	Director	Director since 2006	Executive Vice President and Chief Financial Officer, CH2M-Hill, Inc., (engineering).	12	none

Robert P. Morgenthau (3/22/57)	Director	Director since 2002	Chairman, NorthRoad Capital Management, LLC (an investment management firm) since June 2002; President of Private Advisory Services of Bank of America (an investment management firm) from 2001 until 2002; prior to that a Managing Director and Global Head of Marketing and Distribution for Lazard Asset Management (an investment management firm) for ten years.	12	none

34

DAVIS RESEARCH FUND

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

DIRECTORS – (Continued)

Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name	Held With	Time	Principal Occupation(s)	Overseen by	Other Directorships
(birthdate)	Fund	Served	During Past Five Years	Director	Held by Director

Independent Directors – (Continued)

Theodore B. Smith, Jr. (12/23/32)	Director	Director since 1994	Chairman of John Hassall, Inc. (fastener manufacturing); Chairman, Cantrock Realty; Mayor, Incorporated Village of Mill Neck, NY.	12	none

Christian R. Sonne (5/6/36)	Director	Director since 1990	General Partner, Tuxedo Park Associates (land holding and development firm); President and Chief Executive Officer of Mulford Securities Corporation (private investment fund) until 1990; formerly Vice President of Goldman Sachs & Co. (investment banking); Chairman, Board of Trustees, American Scandinavian Foundation.	12	none

Marsha Williams (3/28/51)	Director	Director since 1999	Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (a real estate investment trust); former Chief Administrative Officer, Crate & Barrel (home furnishings retailer); former Vice President and Treasurer, Amoco Corporation (oil & gas company).	15

Director, the Selected Funds (consisting of three portfolios) since 1996; Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering).

Inside Directors*

Jeremy H. Biggs (8/16/35)	Director/ Chairman	Director since 1994	Vice Chairman, Member of the Investment Policy Committee and Member of the International Investment Committee, all for Fiduciary Trust Company International (money management firm); Consultant to Davis Selected Advisers, L.P.	12	none

35

DAVIS RESEARCH FUND

2949 East Elvira Road, Suite 101

Tucson, Arizona 85706

DIRECTORS – (Continued)

Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name	Held With	Time	Principal Occupation(s)	Overseen by	Other Directorships
(birthdate)	Fund	Served	During Past Five Years	Director	Held by Director

Inside Directors* - (Continued)

Andrew A. Davis (6/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	15	Director, the Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (7/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	15	Director, the Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (newspaper publisher).

*   Jeremy H. Biggs, Andrew A. Davis, and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

36

DAVIS RESEARCH FUND

2949 East Elvira Road, Tucson, Arizona 85706

Directors	Officers
Jeremy H. Biggs	Jeremy H. Biggs
Marc P. Blum	Chairman
Andrew A. Davis	Christopher C. Davis
Christopher C. Davis	President
Thomas S. Gayner	Andrew A. Davis
Jerry D. Geist	Vice President
D. James Guzy	Kenneth C. Eich
G. Bernard Hamilton	Executive Vice President & Principal
Samuel H. Iapalucci	Executive Officer
Robert P. Morgenthau	Sharra L. Reed
Theodore B. Smith, Jr.	Vice President & Chief Compliance Officer
Christian R. Sonne	Douglas A. Haines
Marsha Williams	Vice President & Principal Accounting Officer
Thomas D. Tays
Vice President & Secretary

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Seyfarth Shaw LLP
131 South Dearborn Street, Suite 2400
Chicago, Illinois 60603-5577

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about the Davis Research Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request by calling 1-800-279-0279.

37

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsh Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees. The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends July 31, 2006 and July 31, 2005 were $99,600 and $98,400, respectively.

(b)

Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends July 31, 2005 and July 31, 2004 were $0 and $0, respectively.

(c)

Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advise and tax planning for the fiscal year ends July 31, 2006 and July 31, 2005 were $12,180 and $12,140, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit. These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)	All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends July 31, 2005 and July 31, 2004 were $0 and $0, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of

Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended July 31, 2006 and July 31, 2005. The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: October 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: October 5, 2006

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: October 5, 2006